UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement.
☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2)).
☒	Definitive Proxy Statement.
☐	Definitive Additional Materials.
☐	Soliciting Material Pursuant to Rule 14a-12.

RIVER FINANCIAL CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

RIVER FINANCIAL CORPORATION

2611 Legends Drive
Prattville, Alabama 36066
Telephone (334) 290-1012

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 19, 2026

The Annual Meeting of Stockholders of River Financial Corporation (the “Company”) will be held at The Legends Conference Center at 2500 Legends Circle, Prattville, Alabama, on May 19, 2026, at 5:30 p.m. CST.

The Annual Meeting of Stockholders is for the following purposes which are more completely described in the accompanying Proxy Statement:

1.
Election of the Board of Directors of the Company.
2.
Any other matters that may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors of the Company has fixed the close of business on Wednesday, March 25, 2026 as the record date for determining which stockholders will be entitled to notice of and to vote at the Annual Meeting.

Your vote as a stockholder is important regardless of the number of shares of the Company stock you own. Whether you plan to attend the Annual Meeting or not, we urge you to vote your shares as soon as possible. You may vote by telephone at 1-800-652-8683, via internet by going to www.investorvote.com/RIFC, or scan the QR code with your smartphone. Your individual mailed notice will contain a unique QR code and 15-digit code located in the shaded bar on your notice. This will be needed in order to vote your shares electronically or via telephone. This will not prevent you from voting in person at the Annual Meeting, but will assure that your vote is counted if you are unable to attend the Annual Meeting for any reason. If you are a stockholder whose shares of the Company stock are not registered in your own name, you will need additional documentation from your record holder in order to attend and vote personally at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Larry Puckett, Chairman of the Board

Prattville, Alabama

April 6, 2026

PROXY STATEMENT

River Financial Corporation

Proxy Statement for the Annual Meeting of Shareholders

We are providing this Proxy Statement to you in connection with the solicitation of proxies for our Annual Meeting of Stockholders of River Financial Corporation (the “Company”) to be held on May 19, 2026, at 5:30 p.m. CST at The Legends Conference Center at 2500 Legends Circle, Prattville, Alabama. The matters to be considered and acted upon at the Annual Meeting are listed in the accompanying Notice of Meeting of Stockholders and are described herein.

At the Annual Meeting we will elect nine persons to serve on the Board of Directors for a term of one year; and discuss any other business.

We recommend you vote in favor of all proposals discussed in this Proxy Statement. This document gives you important information concerning the business to be addressed at the Annual Meeting, and we urge you to read it carefully.

This Proxy Statement is dated April 6, 2026.

THE MEETING

Date, Time and Place

We will hold the Annual Meeting of Stockholders at 5:30 p.m. CST on Tuesday, May 19, 2026 at The Legends Conference Center located at 2500 Legends Circle, Prattville, Alabama.

Record Date; Stock Entitled to Vote; Quorum

Only holders of record of Company common stock as of March 25, 2026, will receive notice of the Annual Meeting, and only those stockholders will be entitled to vote at the Annual Meeting. As of March 25, 2026, there were 7,812,617 shares of Company common stock issued and outstanding held by approximately 1,316 holders of record.

A quorum requires the presence, in person or by Proxy, of stockholders entitled to cast at least a majority of the votes which all stockholders of the Company are entitled to cast on the record date.

We intend to count the following shares as present at the Annual Meeting for the purpose of determining a quorum:

•
shares of Company common stock present in person at the Annual Meeting but not voting;
•
shares of Company common stock represented by proxies on which the stockholder has abstained on any matter; and
•
shares of Company common stock represented by proxies from a broker with no indication of how the shares of Company common stock are to be voted.

Votes Required

The election of the persons who will serve on the Board of Directors for the Company requires a majority of the votes cast at the Annual Meeting.

You have one vote for each share of Company common stock that you hold of record on each matter to be considered at the Annual Meeting.

The Directors and Executive Officers of both River Financial Corporation and River Bank & Trust, along with the bank’s Employee Stock Ownership Plan (ESOP), who as a group beneficially own approximately 27.59% of the Company common stock, have stated their intention to vote all shares of Company common stock that they own for approval of all proposed director nominees in this Proxy Statement. [1]

Voting of Proxies

We will vote shares represented by all properly executed proxies received in time for the Annual Meeting in the manner specified on each Proxy. We will vote properly executed proxies that do not contain voting instructions in favorof the proposed director nominees and other items set forth in the notice of meeting. The named proxies are also authorized, in their discretion, to consider and act upon other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. There is no such anticipated business as of the date of the proxy statement.

If you abstain from voting or withhold your vote on any proposal considered at the Annual Meeting, we will not count the abstention or withhold as a vote “for” or “against” any of the proposals for purposes of the Annual Meeting.

Revocability of Proxies

If you grant a proxy, you may revoke your proxy at any time until it is voted by:

•
delivering a notice of revocation or delivering a later dated proxy on or before May 19, 2026 to the attention of Karen Thompson Smith at the address stated above or by email at InvestorRelations@river.bank;
•
submitting a properly executed proxy with a later date; or
•
appearing at the Annual Meeting, revoking the proxy and voting in person.

Attendance at the Annual Meeting will not in and of itself revoke a proxy that you submitted prior to the Annual Meeting.

Solicitation of Proxies

The Company will bear the cost of the solicitation of proxies from its stockholders.

The Company will solicit proxies by mail. In addition, the directors, officers and employees of the Company may solicit proxies from stockholders by telephone, in person, email or by any other lawful means. The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy solicitation material to the beneficial owners of stock held of record by those persons, and the Company will reimburse them for reasonable out-of-pocket expenses.

[1] Employee Stock Ownership Plan (ESOP) holds 217,095 shares of Company common stock, representing 2.78%

PROPOSAL I – ELECTION OF DIRECTORS

If, prior to the voting at the Annual Meeting, any person to be elected a director is unable to serve or for good cause cannot serve, the shares represented by all valid proxies may be voted for the election of such substitute as the members of the Board of Directors may recommend. The Company knows of no reason why any person would be unable to serve as a director.

The following list provides certain biographical information about the director nominees to be elected at the annual meeting.

Name Age Position Director Since

Larry Puckett 84 Director and Chairman of the Board of Directors 2006

W. Murray Neighbors 76 Director and Vice Chairman of the Board of Directors 2015

James M. (Jimmy) Stubbs 63 Director and Chief Executive Officer 2006

Gerald R (Ray) Smith, Jr 72 Director and President 2015

Vernon B. Taylor 61 Director 2006

John A Freeman 78 Director 2015
Charles R Moore, III 46 Director 2018

Jerry C. (Jake) Kyser Jr. 61 Director 2006

Brian McLeod 57 Director 2019

_____________________________________________________________________________________

Below is certain information regarding our executive officers’ and directors’ individual experience, qualifications, attributes, and skills and brief statements of those aspects of our directors’ backgrounds that led us to conclude that they should serve as directors or executive officers.

Larry Puckett is one of the founding directors of River Bank & Trust since 2006, and was appointed as a Director and Chairman of the board of directors at that time. He currently serves as Chairman of the board of directors of both River Financial Corporation and River Bank & Trust. Mr. Puckett is also the Dealer/Operator and President of Larry Puckett Chevrolet in Prattville, AL. Mr. Puckett serves on multiple business and non-profit boards, and is considered to be a valued member and successful business person in the automotive industry and his community.

W. Murray Neighbors was appointed as a director and Vice Chairman of the board of directors in 2015. He currently serves as Vice Chairman of the board of directors of both River Financial Corporation and River Bank & Trust. Mr. Neighbors was one of the original members and founders of the board of directors and served as Chairman of the board of directors of Keystone Bancshares, Inc. and Keystone Bank in 2007. He is retired from the US Treasury Department, but remains an active developer of commercial and residential properties in Auburn, AL. Mr. Neighbors is also very active in his community as he has served as a member of the City of Auburn’s Commercial Development Authority, on the Business Development Committee for the Auburn Chamber of Commerce, as the Treasurer of the Lee County Rotary Club, and on the Lee County Planning Commission.

James M. (Jimmy) Stubbs has served as a director and the Chief Executive Officer for River Bank & Trust since 2006. He continues to serve in these capacities for both River Financial Corporation and River Bank & Trust. Mr. Stubbs has forty years of commercial banking and management experience. He holds a Bachelor of Science degree from Auburn University, an MBA from Troy University, as well as professional certifications from the Graduate School of Banking at LSU and The Alabama Banking School. Mr. Stubbs serves as director for the Federal Home Loan Bank of Atlanta, the Business Council of Alabama, and the Alabama Bankers Association.

Gerald R. (Ray) Smith, Jr. has served on the board of directors and as President of River Financial Corporation and River Bank & Trust since 2015. Mr. Smith was a founding director and served as Chief Executor Officer for Keystone Bank, prior to the merger with River Bank & Trust. Mr. Smith also brings over 50 years of banking experience and a long history of community involvement in Gadsden, AL. He previously served as City President for AmSouth, and later as the Area Executive of North Alabama for The Bank. Mr. Smith holds a vast knowledge of loan and deposit operations.

Vernon B. Taylor was one of the founding directors of River Bank & Trust in 2006, and is currently serving as a director of River Financial Corporation and River Bank & Trust. He began his professional career in aviation and remains active in that field today. Mr. Taylor later founded and directed two aviation service companies based in the River Region. He is also an investor in local commercial real estate. Mr. Taylor is very active in the community while serving on several local boards.

John A. Freeman was appointed as a director of the board of directors in 2015. Mr. Freeman was one of the founding directors of Keystone Bank in 2007, and is currently serving as a director of River Financial Corporation and River Bank & Trust. He is the owner of Freeman Land Development, Inc., and has a long history as a community and civic leader in the Gadsden area. He also previously served as an advisory director of Superior Bank in Gadsden, AL, and as a member of Jacksonville board of visitors.

Charles R. Moore III was elected as a director of the River Bank & Trust board of directors in 2018, and as a director of both River Financial Corporation and River Bank & Trust in 2019, in which he currently serves in this capacity. Mr. Moore is a partner in the Birmingham office of the Bradley law firm, where he focuses on commercial lending and the representation of community banks. He is a native of Clanton, Alabama, and served on the board of directors of Peoples Southern Bank for ten years leading up to the 2018 merger with River Bank & Trust . Mr. Moore also serves on the executive committee of Junior Achievement of Alabama, a nonprofit organization that teaches financial literacy, entrepreneurship, and workforce readiness in grades K-12. He is graduate of Vanderbilt University and the University of Virginia School of Law.

Jerry C. (Jake) Kyser Jr. was one of the founding directors of River Bank & Trust in 2006, and is currently serving as a director of River Financial Corporation and River Bank & Trust. Mr. Kyser is a lifelong resident of Montgomery, Alabama and the President of Jerry Kyser Builder, Inc., a family business based in Montgomery that specializes in commercial construction and real estate development. He earned a Bachelor of Science degree in Building Construction from Auburn University. He has maintained an active Alabama Real Estate License since 1996, and is currently the owner and Qualifying Broker for Kyser Property Management Co. Inc. His current civic and community involvement includes the Greater Montgomery Home Builders Association, the Associated General Contractors of Alabama, and the Montgomery Area Chamber of Commerce Committee of 100, as well as Wright Flyers. Mr. Kyser has also played a crucial role in establishing the Montgomery Tourism Improvement District (MTID) and currently serves on the Montgomery Area Chamber of Commerce Board of Directors.

Brian McLeod was appointed as a director of the River Financial Corporation board of directors in 2019, and is currently serving in this capacity. He is currently a partner with Brunson, Wilkerson, Bowden & Associates, P.C., a CPA firm serving the wiregrass region of Alabama and the Florida panhandle. Mr. McLeod previously served as Vice President of Finance and Operations, and as director, at The National Security Group, Inc. for over 30 years. He is a native of Coffee County and serves on the boards of Wiregrass United Way, Wiregrass Economic Development Corporation, Coffee County Board of Education, and Coffee County Habitat for Humanity. Mr. McLeod is also a member of the Elba Lions Club and attends Herbon Baptist Church. He holds a Bachelor of Science degree from Troy University as well as Master of Science degree from both the College for Financial Planning and Florida State University. In addition, Mr. McLeod is a Certified Public Accountant and Chartered Global Management Accountant.

SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND PRINCIPAL SECURITY HOLDERS

The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 25, 2026 by:

•
each of our Company directors;
•
Company directors and executive officers as a group; and
•
each stockholder known by us to beneficially own more than 5% of our common stock

Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them, based on information provided to us by such stockholder.

Name	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares(1)
Director Nominee
Larry Puckett	146,085	1.87%
Vernon B. Taylor	154,964	1.98%
James M. (Jimmy) Stubbs	300,284(2)	3.84%
Gerald R. (Ray) Smith, Jr	149,250(3)	1.91%
W. Murray Neighbors	64,843	0.83%
John A. Freeman	27,996	0.36%
Charles R. Moore, III.	23,205	0.30%
Jerry C. (Jake) Kyser, Jr.	90,494	1.16%
Brian McLeod	20,967	0.27%

Executive Officer(s)
Jason B. Davis	17,800(4)	0.23%

Company Directors and Executive Officer(s), as a Group	995,888(5)	12.75%

5% Stockholders known by us	N/A
(1)
Based upon total outstanding shares as of March 25, 2026. Percentages are calculated for each person assuming the exercise of stock options or stock warrants held by such person but that no other person exercises stock options or stock warrants. For the directors and executive officers as a group, the percentage is determined by assuming that each director and executive officer exercises all stock options and stock warrants but that no other person exercises stock options or stock warrants.

(2)
James M. (Jimmy) Stubbs’ ownership includes 45,000 vested stock options not yet exercised, 17,200 unvested restricted stock grants but have full voting rights, and 41,875 shares where he serves as the

Trustee on multiple Trusts, wherein he holds no beneficial ownership, but only voting power respecting these shares.
(3)
Gerald R. (Ray) Smith, Jr.’s ownership includes 35,000 vested stock options not yet exercised, and 6,700 unvested restricted stock grants but have full voting rights.
(4)
Jason Davis’ ownership includes 10,300 vested stock options not yet exercised, and 4,400 unvested restricted stock grants but have full voting rights.
(5)
Refers to shares beneficially owned by Executive Officers and Directors of River Financial Corporation (the Company) only.

FINANCIAL STATEMENTS

The audited financial statements of the Company for the fiscal year ended December 31, 2025 were prepared in conformity with Generally Accepted Accounting Principles and are available online at www.edocumentview.com/RIFC. If you would like a paper copy, at no charge, of the Form 10K, please call Karen Thompson Smith at (334) 290-2704 or email InvestorRelations@river.bank.

OTHER MATTERS

The Board of Directors is not aware of any other matters to be presented at the Annual Meeting. If any other matter properly comes before the Annual Meeting requiring a vote of the stockholders, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters as determined by a majority of the Board of Directors. At your request, we will provide to you, at no charge, copies of the Articles of Incorporation and Bylaws of the Company. You may review information on the Company contained in the Company’s Form 10-K, Forms 10-Q and Forms 8-K and filed with the Securities Exchange Commission at www.sec.gov.

RIVER FINANCIAL CORPORATION

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Online

Go to **www.envisionreports.com/RIFC** or scan the QR code — login details are located in the shaded bar below.

Votes submitted electronically must be received by 7:00 PM, CST, on May 19, 2026.

Stockholder Annual Meeting Notice

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Important Notice Regarding the Availability of Proxy Materials for the River Financial Corporation Stockholders Meeting to be Held on Tuesday, May 19, 2026 at 5:30 PM CST.

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Stockholders' Meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2025 Annual Report and Proxy Statement are available at www.envisionreports.com/RIFC. The voting site is located at:

www.envisionreports.com/RIFC

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **www.envisionreports.com/RIFC.**
Step 2: Click on **Cast Your Vote or Request Materials.**
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please request copies no later than May 1, 2026.

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Stockholder Meeting Notice River Financial Corporation’s Annual Meeting of Stockholders will be held on Tuesday, May 19, 2026 at The Legends Conference Center, 2500 Legends Circle, Prattville, Alabama, at 5:30 PM CST. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR all Director nominees. 1. Election of the Board of Directors of the Company: 01 - Larry Puckett 02 - W. Murray Neighbors 03 - James M. (Jimmy) Stubbs 04 - Gerald R. (Ray) Smith, Jr. 05 - Vernon Taylor 06 - John A. Freeman 07 - Charles R. Moore, III 08 - Jerry C. (Jake) Kyser, Jr. 09 - Brian McLeod PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/RIFC. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials River Financial Corporation” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 1, 2026.

RIVER FINANCIAL CORPORATION

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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 7:00 PM, CST, on May 19, 2026.

Online
Go to www.envisionreports.com/RIFC or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/RIFC

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X

2026 Annual Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A Proposals — The Board of Directors recommend a vote FOR all Director nominees.

1. Election of the Board of Directors of the Company

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - Larry Puckett	☐	☐	☐	02 - W. Murray Neighbors	☐	☐	☐	03 - James M. (Jimmy) Stubbs	☐	☐	☐
04 - Gerald R. (Ray) Smith, Jr.	☐	☐	☐	05 - Vernon Taylor	☐	☐	☐	06 - John A. Freeman	☐	☐	☐
07 - Charles R. Moore, III	☐	☐	☐	08 - Jerry C. (Jake) Kyser, Jr.	☐	☐	☐	09 - Brian McLeod	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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2026 Annual Meeting 2026 Annual Meeting of Stockholders of River Financial Corporation May 19, 2026, 5:30 PM CST located at The Legends Conference Center 2500 Legends Circle, Prattville, Alabama We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2026 Annual Report and Proxy Statement are available at www.envisionreports.com/RIFC. The voting site is located at www.investorvote.com/RIFC. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/RIFCIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy — River Financial Corporation Notice of 2026 Annual Meeting of Stockholders The undersigned hereby appoints James M. (Jimmy) Stubbs and Gerald R. (Ray) Smith, Jr., or any one of them, with full power of substitution in each, proxies to vote all the common stock of River Financial Corporation which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held on May 19, 2026, 5:30 PM CST, and at any adjournment thereof, as follows: Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR all Director nominees. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. There is no such anticipated business as of the date of the proxy statement. (Items to be voted appear on reverse side) C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below.